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                                                                    EXHIBIT 23.8

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the use of our report dated March 19, 1997 and to all references to our Firm included or made a part of this Form S-1 Registration Statement filed by NRT Incorporated.

Arthur Andersen LLP

Los Angeles, California

April 29, 1999